UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 6, 2016

Paragon Offshore plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700
Houston, Texas 77042
(Address of principal executive offices) (Zip Code)
+44 20 330 2300
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously reported, on March 24, 2016, Paragon Offshore plc (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed an amended plan of reorganization and amended disclosure statement with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Further revised versions of the plan of reorganization (the “Amended Plan”) and disclosure statement (the “Amended Disclosure Statement”) were filed on April 4, 2016. On April 6, 2016 the Bankruptcy Court approved the Company’s disclosure statement (the “Approved Disclosure Statement”) with certain changes from the previously filed Amended Disclosure Statement. The further amended plan of reorganization to be included with the Approved Disclosure Statement removed from Section 10.6(b) of the Amended Plan the third party releases provided by the holders of claims or interests that are unimpaired thereunder. In addition, the Approved Disclosure Statement included revised disclosures regarding Prospector Offshore Drilling S.à r.l. (“Prospector”). The Debtors revised Section II.C.2 of the Amended Disclosure Statement to reflect the fact that on April 5, 2016, the Company obtained a forbearance of the event of default relating to the filing of the chapter 11 cases under certain lease agreements to which certain subsidiaries of Prospector are parties, which forbearance will become a permanent waiver upon the occurrence of certain conditions, including that the effective date of the plan of reorganization occurs by the outside date set forth in the Plan Support Agreement the Debtors entered into with certain creditors and removed from Section XI.C. of the Amended Disclosure Statement the Prospector chapter 11 filing risk factor.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to risks associated with the Company’s reorganization, the ability of the Company to implement the transaction contemplated by the Amended Plan in Bankruptcy Court, the general nature of the oil and gas industry, actions by regulatory authorities, customers and other third parties, and other factors detailed in the “Risk Factors” section of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, and in its other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc

April 7, 2016	By:	/s/ Steven A. Manz
Name: Steven A. Manz
Title: Senior Vice-President & Chief Financial Officer